Exhibit 99

JOINT FILER INFORMATION

Joint Filer Name:	Three Arch Partners III, L.P.
Relationship to Issuer:	10% Owner
Address:	3200 Alpine Road, Portola Valley, CA 94028
Designated Filer:	Three Arch Management III, L.L.C.
Date of Event Requiring Statement:	03/03/2006
Issuer Name and Ticker or Trading Symbol:	Threshold Pharmaceuticals, Inc. (THLD)

Signature	Three Arch Partners III, L.P.
	By:	Three Arch Management III, L.L.C.
Its General Partner

	By:	/s/ Barclay Nicholson
Barclay Nicholson, Authorized Signatory

Joint Filer Name:	Three Arch Associates III, L.P.
Relationship to Issuer:	10% Owner
Address:	3200 Alpine Road, Portola Valley, CA 94028
Designated Filer:	Three Arch Management III, L.L.C.
Date of Event Requiring Statement:	03/03/2006
Issuer Name and Ticker or Trading Symbol:	Threshold Pharmaceuticals, Inc. (THLD)

Signature	Three Arch Associates III, L.P.
	By:	Three Arch Management III, L.L.C. Its General Partner

	By:	/s/ Barclay Nicholson

Joint Filer Name:	Mark A. Wan
Relationship to Issuer:	10% Owner
Address:	3200 Alpine Road, Portola Valley, CA 94028
Designated Filer:	Three Arch Management III, L.L.C.
Date of Event Requiring Statement:	03/03/2006
Issuer Name and Ticker or Trading Symbol:	Threshold Pharmaceuticals, Inc. (THLD)

Signature	Mark A. Wan

	By:	/s/ Barclay Nicholson
Barclay Nicholson, Authorized Signatory

Joint Filer Name:	Wilfred E. Jaeger
Relationship to Issuer:	10% Owner and Director
Address:	3200 Alpine Road, Portola Valley, CA 94028
Designated Filer:	Three Arch Management III, L.L.C.
Date of Event Requiring Statement:	03/03/2006
Issuer Name and Ticker or Trading Symbol:	Threshold Pharmaceuticals, Inc. (THLD)

Signature	Wilfred E. Jaeger

	By:	/s/ Barclay Nicholson
Barclay Nicholson, Authorized Signatory

Joint Filer Name:	Barclay Nicholson
Relationship to Issuer:	10% Owner
Address:	3200 Alpine Road, Portola Valley, CA 94028
Designated Filer:	Three Arch Management III, L.L.C.
Date of Event Requiring Statement:	03/03/2006
Issuer Name and Ticker or Trading Symbol:	Threshold Pharmaceuticals, Inc. (THLD)

Signature	Barclay Nicholson

	By:	/s/ Barclay Nicholson
Barclay Nicholson, Authorized Signatory